UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2022

MINORITY EQUALITY OPPORTUNITIES ACQUISITION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40756	86-3436718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Executive Court

Waxahachie, Texas 75165

(Address of principal executive offices, including zip code)

(214) 444-7321

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, and one Warrant	MEOAU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	MEOA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MEOAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

On September 2, 2022, Minority Equality Opportunities Acquisition Inc. (“MEOA”) issued a press release announcing that its board of directors had approved an extension of the date by which MEOA has to consummate a business combination from August 30, 2022 to November 30, 2022 (the “Extension”), as permitted under MEOA’s Amended and Restated Certificate of Incorporation (the “Charter”). In connection with the Extension, an affiliate of Minority Equality Opportunities Acquisition Sponsor, LLC (the “Sponsor”), MEOA’s sponsor, deposited an aggregate of $1,265,000 (representing $0.10 per public share) into MEOA’s trust account. This deposit was made in respect of a non-interest bearing loan to MEOA (the “Extension Loan”), which Extension Loan is evidenced by an unsecured promissory note issued by MEOA (the “Extension Note”). If MEOA completes an initial business combination by November 30, 2022, or such later date as may be determined in accordance with the Charter, MEOA will, at the option of the Sponsor (or its designee), (i) repay the Extension Loan out of the proceeds of MEOA’s trust account that are released to MEOA, or (ii) convert a portion or all of the Extension Loan into warrants of MEOA at a price of $1.00 per warrant, which warrants will be identical to the private placement warrants issued to the Sponsor at the time of MEOA’s initial public offering. If MEOA does not complete its initial business combination on or prior to November 30, 2022, or such later date as may be determined in accordance with the Charter, MEOA will only repay the Extension Loan from funds held outside of its trust account.

A copy of the form of Extension Note and of the press release are attached hereto as Exhibits 10.1 and 99.1, respectively, and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit Number	Description

10.1	Form of Extension Note
99.1	Press release dated September 2, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 2, 2022	Minority Equality Opportunities Acquisition Inc.

	By:	/s/ Shawn D. Rochester
		Name:	Shawn D. Rochester
		Title:	Chief Executive Officer

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